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                                                                    EXHIBIT 10.6

                               LUMINEX CORPORATION

                       2001 BROAD-BASED STOCK OPTION PLAN


                      ARTICLE 1. ESTABLISHMENT AND PURPOSE

        1.1 ESTABLISHMENT. Luminex Corporation, a Delaware corporation, hereby establishes the Luminex Corporation 2001 Broad-Based Stock Option Plan, as set forth in this document.

        1.2 PURPOSE. The purposes of the Plan are to attract able persons who are neither Directors nor Officers to enter the employ of the Company, to encourage Employees who are neither Directors nor Officers to remain in the employ of the Company and to provide motivation to such Employees to put forth maximum efforts toward the continued growth, profitability and success of the Company, by providing incentives to such persons through the ownership and performance of the Common Stock of the Company. A further purpose of the Plan is to provide a means through which the Company may attract able persons to become consultants and independent contractors of the Company, provided such persons are neither Directors nor Officers, and to provide such individuals with incentive and reward opportunities. Toward these objectives, Options may be granted under the Plan to Employees and Consultants on the terms and subject to the conditions set forth in the Plan.

        1.3 EFFECTIVENESS. The Plan shall become effective as of February 22, 2001, the date of its adoption by the Board.

                             ARTICLE 2. DEFINITIONS

        2.1 AFFILIATE. "Affiliate" means a "parent corporation" or a "subsidiary corporation" of the Company, as those terms are defined in Section 424(e) and
(f) of the Code.

        2.2 BOARD. "Board" means the Board of Directors of the Company.

        2.3 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

        2.4 COMMITTEE. "Committee" means such Committee, if any, as may be designated by the Board to administer the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board and shall be comprised of any combination of Directors and Officers at the level of executive vice president or higher as the Board, in its sole discretion, shall designate.

        2.5 COMMON STOCK. "Common Stock" means the Common Stock, par value $.001 per share, of the Company, or any stock or other securities of the Company hereafter issued or issuable in substitution or exchange for the Common Stock.

        2.6 "COMMON STOCK EQUIVALENTS" means, without duplication vis-a-vis the outstanding Common Stock or other Common Stock Equivalents, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities convertible or exchangeable into Common Stock, whether at the time of issuance or after the passage of time or upon the occurrence of a future event.



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         2.7 COMPANY. "Company" means Luminex Corporation, a Delaware corporation, any successor thereto, and their respective Affiliates.

         2.8 CONSULTANT. "Consultant" means any individual who performs services for and is treated by the Company or an Affiliate in their sole discretion as an independent contractor for employment tax purposes.

         2.9 DIRECTOR. "Director" means a duly elected or appointed member of the Board.

         2.10 EFFECTIVE DATE. "Effective Date" means the date an Option is determined to be effective by the Board upon the grant of such Option.

         2.11 EMPLOYEE. "Employee" means any person that the Company (or any Affiliate), in its sole and absolute discretion, treats as a common law employee, and shall not include independent contractors, consultants or anyone else the Company (or any Affiliate) does not deem to be a bona fide common law employee. "Employee" also means any person to whom the Company (or any Affiliate) has extended or intends to extend an offer of employment, even though such employment has not actually commenced.

         2.12 FAIR MARKET VALUE. "Fair Market Value" means the closing sale price per share on the date in question (or if no reported sale on such date, on the last preceding date on which any reported sale occurred) of the Common Stock on the Nasdaq National Market or any national stock exchange on which the Common Stock may be listed or, if the Common Stock is not traded publicly, the fair market value per share as determined in good faith by the Board.

         2.13 FULLY DILUTED COMMON SHARES OUTSTANDING. "Fully Diluted Common Shares Outstanding" means all issued and outstanding shares of Common Stock plus (without duplication) all shares of Common Stock which may be directly or indirectly issuable, whether at the time of determination of the number of Fully Diluted Common Shares Outstanding, or after the passage of time or upon the occurrence of a future event, upon the exercise, exchange or conversion of any outstanding Common Stock Equivalents.

         2.14 NONQUALIFIED STOCK OPTION. "Nonqualified Stock Option" means a stock option that is not intended to meet the requirements of Section 422(b) of the Code.

         2.15 OFFICER. "Officer" means the Company's president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. For purposes of this definition, "policy-making function" is not intended to include policy-making functions that are not significant.

         2.16 OPTION. "Option" means an option to purchase shares of Common Stock granted to a Participant pursuant to the Plan.

         2.17 OPTION AGREEMENT. "Option Agreement" means a written agreement between the Company and a Participant that sets forth the terms, conditions, restrictions and/or limitations applicable to an Option grant. An Option Agreement may, in addition to being in the form of a bilateral agreement signed by both the Company and a Participant, also be in the form of a certificate approved by the Board and executed (by manual or facsimile signature) only by the Company.



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         2.18 PARTICIPANT. "Participant" means any Employee or Consultant to whom an Option has been granted under the Plan.

         2.19 PLAN. "Plan" means this Luminex Corporation 2001 Broad-Based Stock Option Plan.

                         ARTICLE 3. PLAN ADMINISTRATION

         3.1 PLAN ADMINISTRATION. The Plan shall be administered by the Board. The Board may delegate responsibility for administration of the Plan to any Committee appointed by and serving at the pleasure of the Board, under such terms and conditions as the Board shall determine. Any reference to the Board in the Plan (other than references to the Board in Section 5.3(d) and Article 9) shall be construed as a reference to the Committee if the Board shall have delegated responsibility for administration of the Plan to a Committee.

         3.2 AUTHORITY OF ADMINISTRATOR. The Board shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Board shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentences, the Board shall have the exclusive right to: (i) interpret the Plan and the Option Agreements executed hereunder; (ii) determine eligibility for participation in the Plan by specific individuals or classes of individuals; (iii) decide all questions concerning eligibility for, and the amount of, Options granted under the Plan; (iv) construe any ambiguous provision of the Plan or any Option Agreement; (v) prescribe the form of the Option Agreements embodying Options granted under the Plan; (vi) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement; (vii) issue administrative guidelines as an aid to administering the Plan and make changes in such guidelines as it from time to time deems proper; (viii) make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper; (ix) to the extent permitted under or not inconsistent with the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (x) accelerate the exercise or vesting of an Option when such action or actions would be in the best interests of the Company; (xi) grant Options in replacement of Options previously granted under the Plan or any other employee benefit plan of the Company; and (xii) take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

         3.3 DISCRETIONARY AUTHORITY. The Board shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation in, and receipt of Option grants under, the Plan. The decisions of the Board and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including Participants and their respective estates, beneficiaries and legal representatives.

         3.4 LIABILITY; INDEMNIFICATION. No member of the Board nor any person to whom authority has been delegated, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Options granted hereunder, and each member of the Board (or delegatee of the Board) shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the fullest extent permitted by applicable law.

                             ARTICLE 4. ELIGIBILITY

         Employees and Consultants are eligible to participate in the Plan. Notwithstanding anything to the contrary herein, Directors and Officers of the Company shall not be eligible to participate in the Plan or to receive Option grants hereunder. The Company's Chief Executive Officer shall recommend, from time to time,


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Participants from those Employees and Consultants who, in the opinion of such officer, can further the Plan purposes. Once a Participant is recommended for an Option grant by the Chief Executive Officer, the Board shall determine the type and size of Option grant to be made to the Participant and shall establish in the related Option Agreement the terms, conditions, restrictions and/or limitations applicable to the Option grant, in addition to those set forth in the Plan and the administrative rules and regulations, if any, established by the Board.

                      ARTICLE 5. SHARES SUBJECT TO THE PLAN

         5.1 AVAILABLE SHARES. The maximum aggregate number of shares of Common Stock that shall be available for grant of Options under the Plan shall be five percent (5%) of the maximum number of Fully-Diluted Common Shares Outstanding from time to time after the effectiveness of the Plan, subject to adjustment as provided in Sections 5.2 and 5.3. Shares of Common Stock issued pursuant to Options granted under the Plan may be shares of original issuance or treasury shares or a combination of the foregoing, as the Board, in its discretion, shall from time to time determine.

         5.2 ADJUSTMENTS FOR RECAPITALIZATIONS AND REORGANIZATIONS.

                  (a) The shares with respect to which Options may be granted under the Plan are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or exercise of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised or satisfied, as applicable,
         (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the exercise price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the exercise price per share shall be proportionately increased.

                  (b) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the Participant shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock then covered by such Option, the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Option.

                  (c) In the event of changes in the outstanding Common Stock by reason of a Corporate Transaction (as hereinafter defined), recapitalizations, reorganizations, mergers, consolidations, combinations, separations (including a spin-off or other distribution of stock or property), exchanges, or other relevant changes in capitalization occurring after the date of grant of any Option and not otherwise provided for by this Section 5.2, any outstanding Options and any Option Agreements evidencing such Options shall be subject to adjustment by the Board at its discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such Options to reflect such changes in the outstanding Common Stock.

                  (d) In the event of any changes in the outstanding Common Stock provided for in this Section 5.2, the aggregate number of shares available for grant of Options under the Plan may be equitably adjusted by the Board, whose determination shall be conclusive.



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         5.3 ADJUSTMENTS. The Board shall have full discretion to determine the manner in which shares of Common Stock available for grant of Options under the Plan are counted. Without limiting the discretion of the Board under this
Section 5.3, unless otherwise determined by the Board, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Options under the Plan:

                  (a) OPTION GRANTS. The grant of Options shall reduce the number of shares available for grant of Options under the Plan by the number of shares subject to such Options.

                  (b) TERMINATION. If any Option referred to in paragraph (a) above is canceled or forfeited, or terminates, expires or lapses, for any reason, the shares then subject to such Option shall again be available for grant of Options under the Plan.

                  (c) PAYMENT OF EXERCISE PRICE AND WITHHOLDING TAXES. If previously acquired shares of Common Stock are used to pay the exercise price of an Option, or shares of Common Stock that would be acquired upon exercise of an Option are withheld to pay the exercise price of such Option, the number of shares available for grant of Options under the Plan shall be increased by the number of shares delivered or withheld as payment of such exercise price. If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise of an Option, or shares of Common Stock that would be acquired upon exercise of an Option are withheld to pay withholding taxes payable upon exercise of such Option, the number of shares available for grant of Options under the Plan shall be increased by the number of shares delivered or withheld as payment of such withholding taxes.

                  (d) SHARE REPURCHASES. To the extent authorized by the Board, the number of shares available for grant of Options under the Plan shall be increased by the number of shares of Common Stock that are reacquired by the Company in the open market or in private transactions any time after the effectiveness of the Plan; provided, however, that the aggregate number of shares that may be added to the Plan under this
         Section 5.3(d) shall not exceed two percent (2%) of the Fully Diluted Common Shares Outstanding measured at the time of each such repurchase.

                   ARTICLE 6. TERMS AND CONDITIONS OF OPTIONS

         6.1 GENERAL. All Options shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Board may, in its sole judgment, subject any Option to such other terms, conditions, restrictions and/or limitations (including, but not limited to, the time and conditions of exercise or vesting of an Option and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Option), provided they are not inconsistent with the terms of the Plan. Options need not be uniform and multiple Option grants to the same Participant may be combined into one Option Agreement. Any combination of Options may be granted at one time and on more than one occasion to the same Participant.

         6.2 NQSO'S ONLY. All Options granted under the Plan shall be Nonqualified Stock Options.

         6.3 TERMS AND CONDITIONS OF OPTIONS. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Board. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Board, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Effective Date of the Option's grant. Except as otherwise provided in Section 6.4, the term of each Option shall be as specified by the Board; provided, however, that unless otherwise designated by the Board, no Options shall be exercisable later than 10 years from the Effective Date of the Option's grant.



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         6.4 EXERCISE OF OPTIONS. Subject to the terms and conditions of the
Plan, Options shall be exercised by the delivery of a written or electronic notice of exercise to the Company, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares. The exercise price of an Option shall become immediately due upon exercise of the Option and shall, subject to the provisions of the documents evidencing the Option, be payable in cash or check made payable to the Company, or as follows:

                  (i) in shares of Common Stock held for the requisite period of time necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of exercise at the discretion of the Board; or

                  (ii) to the extent the Option is exercised for shares of Common Stock that are not subject to restrictions (other than restrictions imposed under applicable federal and state securities laws), through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable instructions
         (A) to a brokerage firm designated by the Company to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

         In addition, any grant of an Option under the Plan may, at the discretion of the Board, provide that payment of the exercise price of the Option may also be made in whole or in part in the form of shares of Common Stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board at the time of grant of such Option, whenever the exercise price of such Option is paid in whole or in part by means of the form of consideration specified in the immediately preceding sentence, the shares of Common Stock received by the Participant upon the exercise of such Option shall be subject to the same risk of forfeiture and restrictions on transfer as those that applied to the consideration surrendered by the Participant. However, the risk of forfeiture and restrictions on transfer shall apply only to the same number of shares of Common Stock received by the Participant upon exercise as applied to the forfeitable or restricted Common Stock surrendered by the Participant in payment of the exercise price.

         As soon as reasonably practicable after receipt of written or electronic notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, the Company shall deliver to the Participant, in the Participant's name, a stock certificate or certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option.

         6.5 TERMINATION OF SERVICE. Each Option Agreement embodying the grant of an Option shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or service with the Company. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment or service. Subject to Section 5.2 and Article 7, in the event that a Participant's Option Agreement embodying the grant of an Option does not set forth such termination provisions, the following termination provisions shall apply with respect to such Option.

                  (a) DEATH OR DISABILITY. If the employment or service of a Participant shall terminate by reason of death or disability (with any Participant's "disability" to be determined by the Board in its sole discretion), outstanding Options held by the Participant may be exercised, to the extent then


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         vested, no more than one year from the date of such termination, unless the Options, by their terms, expire earlier.

                  (b) OTHER TERMINATION. If the employment or service of a Participant shall terminate for any reason other than the reasons set forth in paragraph (a) above, whether on a voluntary or involuntary basis, outstanding Options held by the Participant may be exercised, to the extent then vested, no more than 60 days from the date of such termination, unless the Options, by their terms, expire earlier. The Board shall have the sole and absolute discretion to determine the precise point in time when a Participant's employment or service with the Company shall have terminated or deemed to have been terminated.

                  (c) TERMINATION FOR CAUSE. Notwithstanding paragraphs (a) and
         (b) above, if the employment or service of a Participant shall be terminated by reason of such Participant's fraud, dishonesty or performance of other acts detrimental to the Company, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

                        ARTICLE 7. CORPORATE TRANSACTIONS

         7.1 DEFINITION OF CORPORATE TRANSACTION. A "Corporate Transaction" shall mean any of the following transactions with respect to which the Company is a party:

                  (a) a merger or consolidation in which (i) the Company is not the surviving entity or (ii) the Company survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company;

                  (b) a tender offer or share exchange resulting in the transfer of ownership of more than fifty percent (50%) of the total outstanding voting power of the Company immediately after such transaction; or

                  (c) the sale, lease, transfer or other disposition of all or substantially all of the assets of the Company (other than to a wholly-owned subsidiary of the Company).

         7.2 EFFECT ON OUTSTANDING OPTIONS. Notwithstanding anything to the contrary contained herein, no later than 30 days after (i) the approval by the stockholders of the Company of a Corporate Transaction of the type described in
Section 7.1(a) or (c) or (ii) the public announcement of a Corporate Transaction of the type described in Section 7.1(b), the Board, acting in its sole discretion without the consent or approval of any Participant, may act to effect one or more of the following alternatives, which may vary among individual Participants and which may vary among Options held by any individual
Participant:

                  (a) accelerate the vesting of and the time at which Options then outstanding may be exercised so that such Options may be exercised in full (irrespective of whether such Options are fully exercisable prior to the date of such Corporate Transaction) for a limited period of time on or before a specified date fixed by the Board (which date may be before or after the date of such Corporate Transaction), after which specified date all unexercised Options and all rights of Participants thereunder shall terminate;

                  (b) require the mandatory surrender to the Company by all or selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are fully exercisable prior to the date of such Corporate Transaction) as of a date specified by the


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         Board (which date may be before or after the date of such Corporate
         Transaction), in which event the Board shall thereupon cancel such Options and the Company shall pay to the relevant Participants an amount of cash per share equal to the excess, if any, of the following amount, whichever is applicable:

                           (i) the per share price offered to stockholders of
                  the Company in a merger or consolidation transaction described in Section 7.1(a), less the applicable exercise price payable by such Participants pursuant to such Options;

                           (ii) the price per share offered to stockholders of
                  the Company in a tender offer or share exchange described in
                  Section 7.1(b), less the applicable exercise price payable by such Participants pursuant to such Options;

                           (iii) if such Corporate Transaction occurs pursuant
                  to a type of transaction described in Section 7.1(c), the Fair Market Value per share of Common Stock subject to such Options, as determined by the Board as of the date determined by the Board to be the date of such transaction, less the applicable exercise price, if any, payable by such Participants pursuant to such Options.

         In the event that the consideration offered to stockholders of the Company in any Corporate Transaction consists of anything other than cash, the Board shall determine the fair cash equivalent of that portion of the consideration offered which is other than cash.

                  (c) make such adjustments to Options then outstanding so that such Options thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the Corporate Transaction had the Participant been the holder of record of the number of shares of Common Stock covered by such Option; or

                  (d) in the event of a Corporate Transaction in which the holders of the Company's Common Stock receive shares of stock in the acquiring entity ("Acquiror Stock"), convert Options into options to acquire shares of Acquiror Stock ("Substitute Options"). Each Substitute Option shall be exercisable on substantially the same terms and conditions contained in the applicable Option, and shall cover such number of shares of Acquiror Stock and have such exercise price and other terms as the Board shall, in its discretion, deem appropriate in order to approximate with the Substitute Option an economic equivalent to the applicable Option.

In the event of Corporate Transaction, the Board may, but shall not be required to, take any such action set forth in Sections 7.3(a) through (d) above or shall be permitted to allow any or all outstanding Options to remain so outstanding in accordance with the terms and conditions of the related Option Agreement.

                      ARTICLE 8. AMENDMENT AND TERMINATION

         The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Options granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the consent of the Participant holding such Option.

         Except as otherwise provided in Article 7, the Board may amend the terms of any outstanding Option granted pursuant to this Plan, but any amendment that would adversely affect the Participant's rights under


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an outstanding Option shall not be made without the written consent of the
Participant. The Board may, with a Participant's written consent, cancel any outstanding Option or accept any outstanding Option in exchange for a new Option.

                            ARTICLE 9. MISCELLANEOUS

         9.1 OPTION AGREEMENTS. After the Board grants an Option under the Plan to a Participant, the Company and the Participant shall enter into an Option Agreement setting forth the terms, conditions, restrictions and/or limitations applicable to the Option and such other matters as the Board may determine to be appropriate. The terms and provisions of the respective Option Agreements need not be identical. An Option Agreement may, in addition to being in the form of a bilateral agreement signed by both the Company and a Participant, also be in the form of a certificate approved by the Board and executed (by manual or facsimile signature) only by the Company. All Option Agreements shall be subject to the provisions of the Plan. In the event of any conflict between an Option Agreement and the Plan, the terms of the Plan shall govern.

         9.2 ADDITIONAL CONDITIONS. Notwithstanding anything in the Plan to the contrary: (i) the Company may, if it shall determine it necessary or desirable for any reason, at the time of grant of any Option or the issuance of any shares of Common Stock pursuant to any Option, require the recipient of the Option or such shares of Common Stock, as a condition to the receipt thereof, to deliver to the Company a written representation of present intention to acquire the Option or such shares of Common Stock for his or her own account for investment and not for distribution; and (ii) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Option or shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or market or under any federal or state securities or blue sky laws, or that the consent or approval of any governmental or regulatory body is necessary or desirable as a condition of, or in connection with, the grant of any Option, the issuance of shares of Common Stock pursuant thereto or the removal of any restrictions imposed on such shares, such Option shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         9.3 LEGENDS ON STOCK CERTIFICATES. Unless the shares of Common Stock issued pursuant to an Option shall have been registered under the Securities Act of 1933, as amended, each certificate representing such shares shall have conspicuously stamped, printed or typed on the face or back thereof the following legend:

                  THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SHARES ARE FIRST REGISTERED THEREUNDER OR UNLESS THE COMPANY RECEIVES A WRITTEN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT REGISTRATION THEREUNDER IS NOT REQUIRED.

         9.4 NONASSIGNABILITY. Except as otherwise provided in the Option Agreement, no Option granted under the Plan may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. Further, no such Option shall be subject



                                      -9-
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to execution, attachment or similar process. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Option not specifically permitted by the Plan or the Option Agreement shall be null and void and without effect. All Options granted to a Participant under the Plan shall be exercisable (i) during his or her lifetime only by such Participant or, in the event of the Participant's legal incapacity, by his or her guardian or legal representative, and (ii) after his or her lifetime only by such Participant's duly appointed and acting executor or other legal representative.

         9.5 WITHHOLDING TAXES. The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the issuance or delivery of any shares of Common Stock pursuant to Options granted under the Plan and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Options granted under the Plan. In accordance with any applicable administrative guidelines it establishes, the Board may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Option by (i) withholding shares of Common Stock from any shares of Common Stock issuable upon exercise of such Option or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock held for the requisite period of time necessary to avoid a charge to the Company's earnings for financial reporting purposes, in each case having a Fair Market Value equal to the amount of such required withholding taxes. No shares of Common Stock shall be issued pursuant to any Option unless and until the applicable tax withholding obligations have been satisfied.

         9.6 NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Option granted hereunder, and no payment or other adjustment shall be made in respect of any such fractional share.

         9.7 NOTICES. All notices required or permitted to be given or made under the Plan or any Option Agreement shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service or (iv) sent by telecopy or facsimile transmission, answer back requested, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective
(i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. The Company or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Option Agreement shall be delivered or sent (i) to a Participant at his or her address as set forth in the records of the Company or (ii) to the Company at the principal executive offices of the Company clearly marked "Attention: Option Administrator".

         9.8 BINDING EFFECT. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. The terms and conditions of the Plan shall be binding upon each Participant and his or her heirs, legatees, distributees and legal representatives.

         9.9 SEVERABILITY. If any provision of the Plan or any Option Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

         9.10 NO RESTRICTION OF CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Options granted or to be granted under the Plan. No Participant or other person shall have any claim against the Company or any Affiliate as a result of such action.

         9.11 GOVERNING LAW. The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Delaware, except as superseded by applicable federal law.

         9.12 NO RIGHT, TITLE OR INTEREST IN COMPANY ASSETS. No Participant shall have any rights as a stockholder of the Company as a result of participation in the Plan until the date of issuance of a stock certificate representing shares of Common Stock in his or her name. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company.

         9.13 RISK OF PARTICIPATION. Nothing contained in the Plan shall be construed either as a guarantee by the Company or its Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by the Company or its Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

         9.14 NO GUARANTEE OF TAX CONSEQUENCES. No person connected with the Plan in any capacity, including, but not limited to, the Company and its Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Options granted under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

         9.15 OTHER BENEFITS. No Option granted under the Plan shall be considered compensation for purposes of computing benefits or contributions under any retirement plan of the Company or any Affiliate, nor affect any benefits or compensation under any other benefit or compensation plan of the Company or any Affiliate now or subsequently in effect.

         9.16 CONTINUED EMPLOYMENT OR SERVICE. Nothing contained in the Plan or in any Option Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate his or her employment or service at any time, with or without cause.

         9.17 MISCELLANEOUS. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.



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

         IN WITNESS WHEREOF, this Plan has been executed as of February 22, 2001.

                                   LUMINEX CORPORATION


                                   By: /s/ Mark Chandler
                                       --------------------------------------
                                       Mark Chandler, Chief Executive Officer








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